Exhibit 99.2

VOLTH2 HOLDINGS AG

Consolidated Financial Statements

For the Period June 15, 2020 (Date of Inception) to December 31, 2020

VOLTH2 HOLDINGS AG

RRBB
ACCOUNTANTS + ADVISORS

www.rrbb.com

ROSENBERG RICH BAKER BERMAN & COMPANY

265 Davidson Avenue, Suite 210 • Somerset, NJ 08873-4120 • PHONE 908-231-1000 • FAX 908-231-6894
111 Dunnell Road, Suite 100 • Maplewood, NJ 07040 • PHONE 973-763-6363 • FAX 973-763-4430

To the Board of Directors and
Stockholders' of Volt H2 Holding AG

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Volt H2 Holdings AG (the "Company") as of and for the fiscal period ended December 31, 2020, and the related statements of operations, stockholders' equity, and cash flows for the period beginning on June 15, 2020 (date of inception) and ended on December 31, 2020, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of the fiscal period ended December 31, 2020, and the results of its operations and its cash flows for year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
No critical audit matters have been identified at this time.

Rosenberg Rich Baker Berman, P.A.

We have served as the Company's auditor since 2020.

Somerset, New Jersey
March 12, 2021

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS • CENTER FOR AUDIT QUALITY • PRIVATE COMPANIES PRACTICE SECTION • PRIME GLOBAL • REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD

(1)

VoltH2 Holdings AG

Consolidated Balance Sheet

(Expressed in Euro)

	Notes	December 31, 2020
ASSETS
Current assets
Cash		€515,780
VAT Tax Receivable		12,838
Total current assets		528,618
Capitalized Development Costs	(3)	12,000
Total assets		€540,618
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses		€60,005
Total current liabilities		60,005
Total liabilities		60,005
Stockholders’ equity (deficit)
Common Stock – (par value €0.0925 per share, 1,000,000 authorized and outstanding at December 31, 2020)	(4)	92,507
Additional paid-in capital		671,893
Accumulated deficit		(283,787)
Total stockholders’ equity (deficit)		480,613
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY		€540,618

The accompanying notes are an integral part consolidated financial statements.

“Arron Smyth”	“Andre Jurres”
Director	Director

(2)

VoltH2 Holdings AG

Consolidated Statement of Operations

(Expressed in Euro)

For the Period June 15, 2020 (Date of Inception) to December 31, 2020
Operating expenses
Consultants – Site development	€43,261
General and administrative	11,179
Legal Fees	13,787
Management fees	204,443
Total operating expenses	273,205
Loss from operations	(272,670)
Other expenses
Foreign currency transaction loss	10,582
Total other expenses	10,582
Provision for income tax expense	535
Net loss	€(283,787)
Loss per share
Basic & Diluted	€(0.45)
Weighted average common shares outstanding
Basic & Diluted	633,668

The accompanying notes are an integral part consolidated financial statements.

(3)

VoltH2 Holdings AG

Consolidated Statement of Stockholders’ Equity

(Expressed in Euro)

	Common Stock		Additional		Total
	Number of Shares	Amount	paid-in capital	Accumulated (Deficit)	Stockholders’ Equity
Beginning June 15, 2020	-	€-	€-	€-	€-
Seed Shares – VoltH2 B.V.	10,000	1,017	7,383	-	8,400
Exchange of VoltH2 B.V. Shares	(10,000)	-	-	-	-
Issuance of VoltH2 Holdings AG shares for VoltH2 B.V. shares	100,000	-	-	-	-
Private Placement	900,000	91,490	664,510	-	756,000
Net loss	-	-	-	(283,787)	(283,787)
Ending, December 31, 2020	1,000,000	€92,507	€671,893	€(283,787)	€480,613

The accompanying notes are an integral part consolidated financial statements.

(4)

VoltH2 Holdings AG

Consolidated Statement of Cash Flows

(Expressed in Euro)

For the period from inception on June 15, to December 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss from operations	€(283,787)
Adjustments to reconcile net loss to net cash used in operating activities	:
VAT tax receivable	(12,838)
Accounts payable and accrued expenses	60,005
Net cash used in operating activities	(236,620)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalized development costs	(12,000)
Net cash used in investing activities	(12,000)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from equity financing	764,400
Net cash provided by financing activities	764,400
Net increase in cash and cash equivalents	515,780
Cash and cash equivalents - beginning of period	-
Cash and cash equivalents - end of period	€515,780

The accompanying notes are an integral part consolidated financial statements.

(5)

VoltH2 Holdings AG

Notes to the Consolidated Financial Statements

For the period from inception on June 15 to December 31, 2020

(Expressed in Euro)

1. NATURE OF OPERATIONS

VoltH2 Holdings AG (the “Company” or “VoltH2”) is a privately-owned limited liability company registered in Switzerland with an operating subsidiary registered in the Netherlands. The Company is dedicated to the origination and development of industrial focused Hydrogen infrastructure projects. The Company is headquartered at Neuhofstrasse, 21, Baar, 6340, Switzerland.

2. SIGNIFICANT ACCOUNTING POLICIES

a)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

b)	Functional Currency

These consolidated financial statements are presented in Euros, unless otherwise indicated. Items included in the consolidated financial statements of each of the Company’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The functional currency is the Euro.

c)	Principals of Consolidation and Presentation

The consolidated financial statements of the Company include the financial information of VoltH2 Holdings AG (the “Parent Company”) and its wholly-owned subsidiary, VoltH2 B.V. (“Volt Subsidiary”). All inter- company transactions and balances have been eliminated upon consolidation. The Volt Subsidiary was established on June 15, 2020. VoltH2 was established on September 4, 2020 and through a capital reorganization and share exchange of the outstanding shares Volt Subsidiary, VoltH2 became the sole shareholder of the Volt Subsidiary. As a result of the reorganization these consolidated financial statements are prepared as of the original date of incorporation being June 15, 2020.

d)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable in the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

(6)

VoltH2 Holdings AG

Notes to the Consolidated Financial Statements

For the period from inception on June 15 to December 31, 2020

(Expressed in Euro)

2. SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

e)	Going Concern

At each reporting period, the Company evaluates whether there are conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. The Company’s evaluation entails analyzing prospective operating budgets and forecasts for expectations of the Company’s cash needs and comparing those needs to the current cash and cash equivalent balances. The Company is required to make certain additional disclosures if it concludes substantial doubt exists and it is not alleviated by the Company’s plans or when its plans alleviate substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company’s assets and the satisfaction of liabilities in the normal course of business. These consolidated financial statements do not include any adjustments to the specific amounts and classifications of assets and liabilities, which might be necessary should the Company be unable to continue as a going concern. As of the date of these financial statements, the Company identified the following conditions:

●	On March 11, 2020, the World Health Organization (“WHO”) characterized COVID-19, as a global pandemic and recommended containment and mitigation measures worldwide. The extent to which COVID-19 impacts the Company’s business will depend on future developments, which are highly uncertain and cannot be predicted at this time. Management continues to evaluate potential operational and financial risks to the Company as a result of the pandemic, including the impact on its judgments, estimates, accounting policies and amounts recognized in these consolidated financial statements.

●	As reflected in the yearly financial statements, the Company has a net loss of €283,787 and cash used in operations of €236,620 for the period ended December 31, 2020. In addition, the Company is a start up in the renewable energy space and has generated no revenues to date.

●	As discussed in Note 8, the Company is required to contribute €150,000 related to land use agreements. Additionally, the Company may be required to incur additional costs associated with the requirements of these agreements.

The proposed business of the Company involves a high degree of risk and there is no assurance that the Company will be profitable. Future capital requirements will depend upon many factors, including progress with developing and permitting site locations, the ability to establish and secure collaborative power and off- take arrangements, competing technological and market developments, including regulatory changes and overall economic conditions in our target markets. The Company’s ability to generate revenue and achieve profitability requires it to successfully market and secure permits and regulatory approvals for the development of hydrogen production facilities, and eventual production of hydrogen at cost effective rates. These activities, including planned development efforts, will require significant uses of working capital. There can be no assurance that the Company will generate revenue and cash as expected in its current business plan.

Based on the Company’s current assessment, the financial flexibility provided by minimizing significant long-term contractual or employment commitments, and the Company’s current liquid financial resources on hand, the Company believes it is probable it can effectively manage liquidity for at least the next 12 months from the date these financial statements were available to be issued. As a result, the Company has concluded that, after consideration of management’s plans, it has alleviated the identified conditions noted above.

(7)

VoltH2 Holdings AG

Notes to the Consolidated Financial Statements

For the period from inception on June 15 to December 31, 2020

(Expressed in Euro)

2. SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

f)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, and deposits in financial institutions and other deposits that are readily convertible into cash.

g)	Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers”. The Company is still in the development stage of its current operations and has no revenue to date.

h)	Start-up Costs

The Company holds investments in land-use agreements and other site development option agreements. The Company follows Accounting Standards Codification (“ASC”) 720-15, Start-Up Costs. Costs of start-up activities, including organizational costs, are expensed as incurred. The Company capitalizes costs related to project acquisition fees, costs related to acquisitions licenses and permits, as well as other costs related to contract negotiation for the project. Additionally, development costs for each project are capitalized as long as they are related to a specific project and management concludes that the project’s construction and completion are probable.

Investments are tested for possible impairment annually during the fourth quarter of each fiscal year or more frequently if events or changes in circumstances indicate that the asset might be impaired. If the carrying amount of the investment exceeds its estimated fair an impairment is recognized in an amount equal to that excess. As of December 31, 2020, the Company does not believe any of its investments are impaired.

i)	Net Income (Loss) Per Common Share

The Company computes net income (loss) per share by dividing net income (loss) per share available to common stockholders by the weighted average number of common shares outstanding for the period and excludes the effects of any potentially dilutive securities. Diluted earnings per share, if presented, would include the dilution that would occur upon the exercise or conversion of all potentially dilutive securities into common stock using the “if converted” method as applicable. The computation of diluted loss per share excludes dilutive securities because their inclusion would be anti-dilutive. The Company has no potential dilutive securities as at December 31, 2020, as a result basic earnings per share equals diluted earnings per share.

(8)

VoltH2 Holdings AG

Notes to the Consolidated Financial Statements

For the period from inception on June 15 to December 31, 2020

(Expressed in Euro)

2. SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

j)	Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, sales tax receivable, accounts payable and accrued liabilities, as reflected in the balance sheets, approximate fair value because of the short-term maturity of these instruments. All other significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Where practicable the fair values of financial assets and financial liabilities have been determined and disclosed; otherwise only available information pertinent to fair value has been disclosed. The Company classifies and discloses assets and liabilities carried at fair value in one of the following three categories:

●	Level 1 - quoted prices in active markets for identical assets and liabilities;
●	Level 2 - observable market-based inputs or unobservable inputs that are corroborated by market data; and
●	Level 3 - significant unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There were no fair value measurements as of December 31, 2020.

k)	Income Taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) 740, Income Taxes (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company recognizes and measures its unrecognized tax benefits in accordance with ASC 740. Under that guidance, management assesses the likelihood that tax positions will be sustained upon examination based on the facts, circumstances and information, including the technical merits of those positions, available at the end of each period. The measurement of unrecognized tax benefits is adjusted when new information is available, or when an event occurs that requires a change.

The Company did not identify any material uncertain tax positions. The Company did not recognize any interest or penalties for unrecognized tax benefits.

(9)

VoltH2 Holdings AG

Notes to the Consolidated Financial Statements

For the period from inception on June 15 to December 31, 2020

(Expressed in Euro)

2. SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

l)	Recent Accounting Pronouncements

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740), Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 eliminates certain exceptions to the guidance in Topic 740 related to the approach for intra-period tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. The new guidance also simplifies aspects of the accounting for franchise taxes, enacted change in tax laws or rates and clarifies the accounting transactions that result in a step-up in the tax basis of goodwill. The guidance is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years. We do not expect ASU 2019-12 to have a material impact on the Company’s consolidated financial results.

In January 2020, the FASB issued ASU 2020-01, Investments - Equity Securities (Topic 321), Investments - Equity Method and Joint Ventures (Topic 323) and Derivatives and Hedging (Topic 815) - Clarifying the Interactions Between Topic 321, Topic 323, and Topic 815 (“ASU 2020-01”). ASU 2020-01 makes improvements related to accounting for certain equity securities when the equity method of accounting is applied or discontinued and provides scope considerations related to forward contracts and purchased options on certain securities. The guidance is effective for fiscal years beginning after December 15, 2021 and interim periods within those fiscal years. We do not expect ASU 2020-01 to have a material impact on the Company’s consolidated financial results.

3. CAPITALIZED DEVELOPMENT COSTS

The Company’s capitalized development costs to date consist of investments in land-use options and include the following as at December 31:

2020
Balance, beginning of the period	€-
Land-use option payments	12,000
Balance, end of the year	€12,000

Land-use payments made during the period ended December 31, 2020, relate to an executed Memorandum of Understanding (“MOU”) with the North Sea Port Netherlands N.V. (“North Sea Port”). The MOU provides the Company with the option to secure a 40-year long lease agreement, with a one-time 10-year extension, on a 30,000M2 site located in Vlissingen, Netherlands. If the long lease agreement is executed, these costs can be used to offset the future minimum required lease payments as stipulated in the MOU.

(10)

VoltH2 Holdings AG

Notes to the Consolidated Financial Statements

For the period from inception on June 15 to December 31, 2020

(Expressed in Euro)

4. SHARE CAPITAL

Total common shares authorized and outstanding at December 31, 2020 totaled 1,000,000. Each share has a par value of CHF 0.10. Each share entitles the holder to one vote. The Company’s functional and reporting currency is the Euro, and therefore the par value of the Company’s common stock has been expressed in Euros on the consolidated balance sheet. The par value of the Company’s common stock was translated using the historical (Euro/CHF) exchange rates of the date of issuance.

5. RELATED PARTY TRANSACTIONS

Related parties are those persons, including management, that have authority and responsibility for planning, directing and controlling the activities of the Company.

During the period ended December 31, 2020, the Company incurred €116,943 management service fees with a company controlled by a significant shareholder of the Company. As of December 31, 2020, a total of €16,422 of the fees were included in accounts payable. The management services agreement was terminated as of December 31, 2020.

During the period ended December 31, 2020, the Company incurred €87,500 in management fees with a company controlled by a director of the Company under a management services agreement. As of December 31, 2020, no fees remained outstanding. The management services agreement requires the Company to pay an annualized fee of €150,000 but can be terminated by the Company at any time upon payment of a lump sum in the amount of €37,500

6. INCOME TAXES

The Company’s current income tax expense for the period ended December 31, 2020 was €535 related to Swiss tax on capital.

The Company recognizes and measures its unrecognized tax benefits in accordance with ASC 740. The components of income tax expense (benefit) from continuing operations are as follows:

At December 31, 2020, the Company had deferred tax assets of €44,048, respectively, against which a valuation allowance of €44,048, respectively, had been recorded. The Company periodically assesses the likelihood that it will be able to recover the deferred tax asset. The Company considers all available evidence, both positive and negative, including historical levels of income, expectations and risks associated with estimates of future taxable income.

Significant components of deferred tax assets from continuing operations at December 31, 2020 were as follows:

December 31,
Deferred tax assets:	2020
Non-capital operating losses	€42,248
Deductible timing differences	1,800
Gross deferred tax asset	44,048
Less: valuation allowance	(44,048)
Net deferred tax assets	€-

(11)

VoltH2 Holdings AG

Notes to the Consolidated Financial Statements

For the period from inception on June 15 to December 31, 2020

(Expressed in Euro)

6. INCOME TAXES (Cont’d)

A reconciliation of the statutory tax rate and the effective tax rates for the period ended December 31, 2020 were as follows:

For the Period Ended
December 31,
2020
Netherlands Corporate Tax Rate	15%
Swiss Canton Capital Effective Tax Rate	11.91%
Effective tax rate	14.9%

As at December 31, 2020, the Company had approximately €10,373 tax loss carryforwards in Switzerland expiring in 2027. The Company also had approximately €273,414 tax loss carryforwards in the Netherlands expiring in 2026.

7. LOSS PER SHARE

The following table sets forth the information needed to compute basic and diluted loss per share:

Period Ended December 31, 2020
Net loss	€(283,787)
Weighted average common shares outstanding	633,668
Basic & Diluted net loss per share	€(0.45)

8. COMMITMENTS

The Company has entered into an MOU with the intention of further entering into a joint development agreement by March 31, 2021 with an established wind power generation partner in the Vlissingen region to develop the first 25MW hydrogen electrolyzer unit. Phase one, as defined within the MOU, requires each party to commit €150,000 to certain approved pre-development costs scheduled to be incurred in 2021. Subsequent development phases and funding commitments are subject to certain development milestones and approval by each party.

9. SUBSEQUENT EVENTS

On March 4, 2021, through a newly formed wholly-owned subsidiary (VoltH2 Terneuzen B.V.), the Company entered into an agreement with the North Sea Port for a 30,000M2 site located on the Axelse Vlakte in Terneuzen, Netherlands. The agreement provides the Company with the option to secure a 40-year lease agreement, with a 10-year extension option. The agreement outlines preliminary terms for the planned permitting and implementation of Hydrogen production facility and cooperation from the North Sea Port connection of the site to the local power grid.

On February 8, 2021, the Company passed a resolution to amend the articles of incorporation of the Company’s wholly-owned subsidiary VoltH2 B.V., to change the entity’s legal name to VoltH2 Vlissingen B.V.

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